TECHNE CORPORATION


                             CERTIFICATION PURSUANT TO
                               18 U.S.C. SECTION 1350,
                              AS ADOPTED PURSUANT TO
                     SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Techne Corporation (the "Company") on Form 10-K for the year ended June 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gregory J. Melsen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                                        /s/ Gregory J. Melsen
                                                        -----------------------
                                                        Gregory J. Melsen
                                                        Chief Financial Officer
                                                        August 28, 2009